                    SUPPLEMENT DATED SEPTEMBER 30, 2004 TO

                      PROSPECTUS DATED APRIL 30, 2004 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                  THROUGH ITS

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Effective July 1, 2004, the management fees for various portfolios within the Janus Aspen Series were reduced. Accordingly, the portfolio expenses for those portfolios, which are disclosed in Appendix B to the prospectus, are deleted in their entirely and replaced with the following:

Portfolio Expenses

Underlying Portfolio Annual Expenses (as a percentage of underlying portfolio net assets, before any expense reimbursements or fee waiver arrangements) as of December 31, 2003.

                                                                                                    Total
                                                                                                  Underlying
                                                       Management 12b-1   Administrative  Other   Portfolio
                                                          Fees    Fees/1/    Expenses    Expenses Expenses/2/
-------------------------------------------------------------------------------------------------------------
Janus Aspen Series
Balanced Portfolio -- Institutional Shares                0.55%    0.00%       N/A         0.02%     0.57%
Capital Appreciation Portfolio -- Institutional Shares    0.64     0.00        N/A         0.03      0.67
Flexible Income Portfolio -- Institutional Shares         0.50     0.00        N/A         0.04      0.54
Global Life Sciences Portfolio -- Service Shares          0.64     0.25        N/A         0.32      1.21
Global Technology Portfolio -- Service Shares             0.64     0.25        N/A         0.20      1.09
Growth Portfolio -- Institutional Shares                  0.64     0.00        N/A         0.02      0.66
International Growth -- Institutional Shares              0.64     0.00        N/A         0.11      0.75
Mid Cap Growth Portfolio -- Institutional Shares          0.64     0.00        N/A         0.02      0.66
Worldwide Growth Portfolio -- Institutional Shares        0.60     0.00        N/A         0.06      0.66
-------------------------------------------------------------------------------------------------------------

/1 /Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

Please refer to the underlying prospectus and any prospectus supplements for the Janus Aspen Series for additional information.